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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 18, 2005
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                                 IA Global, Inc.
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               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
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           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 18, 2005, Rex Tokyo refinanced a 100,000,000 Yen working capital loan with Nihon Shinko Bank Co by entering into a 100,000,000, or $978,761 at current exchange rates, Yen loan with Mizuho Bank Co Ltd, an unrelated Japanese bank. The Nihon Shinko loan was used to expand the Rex Tokyo business.

The loan requires thirteen quarterly payments of 7,692,000 Yen or approximately $75,286 at the current exchange rate plus interest starting March 31, 2005, with a final payment of 7,696,000 Yen, or $75,325 at the current exchange rate plus interest due on March 31, 2008. The loan accrues interest at 3.2% and is guaranteed by the CEO of Rex Tokyo Co Ltd. There are no covenants or security requirements related to the loan.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired- None.

          (b) Pro Forma financial information- None.

          (c) Exhibits:


          Exhibit No.              Description
          -----------              -----------

          99.1 Financial Loan Document between Rex Tokyo Co Ltd and Mizuho Bank Co Ltd dated January 18, 2005.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  January 21, 2005                IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer



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